SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K
_________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2006

SELLCELL.NET
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51633                                              98-0461698
(Commission File Number)                (IRS Employer Identification No.)

2470 St.Rose Pkwy, Suite 304
(Address of Principal Executive Offices)     (Zip Code)

(506) 872-4033
(Registrant's Telephone Number, Including Area Code)

514-1540 West 2nd Ave, Vancouver, BC, V6J 1H2
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 4.01       Changes in Registrant’s Certifying Accountant.

On October 9, 2006, Sellcell.net (the “Registrant”) has changed its principal independent accountants.  As discussed below, on October 9, 2006, John Kinross-Kennedy, CPA ceased serving as the Registrant’s principal independent accountants, and on October 30, 2006 the Registrant retained Davis Accounting Group P.C. as its new principal independent accountants.

The Termination of John Kinross-Kennedy, CPA

On October 9, 2006, John Kinross-Kennedy, CPA’s engagement as the Registrant’s principal independent accountants was mutually terminated.  Such termination was recommended and approved by the Registrant’s Board of Directors.

The reports of John Kinross-Kennedy, CPA on the financial statements for the year ended August 31, 2005 contained no adverse opinion.  In addition, during the Registrant’s fiscal year ended August 31, 2005 and through October 9, 2006 there were no disagreements with John Kinross-Kennedy, CPA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of John Kinross-Kennedy, CPA, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  No reportable events as set forth in Item 304 (a)(1)(iv)(B) of Regulation S-B occurred within the Registrant’s fiscal year ended August 31, 2005 or through October 9, 2006.

The Registrant has provided John Kinross-Kennedy, CPA with a copy of this disclosure and has requested that John Kinross-Kennedy, CPA furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from John Kinross-Kennedy, CPA addressed to the SEC dated November 8, 2006 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

We engaged Davis Accounting Group P.C. (“Davis”), as our new independent accountant on October 30, 2006. We did not consult with Davis prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it any other similar matter.  The decision to retain Davis Accounting Group P.C. was recommended and approved by the Registrant’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                         Sellcell.Net
                                                                                                         a Nevada corporation

                                                                                                         By:___/s/  Benny Lee____________
                                                                                                               Benny Lee, President

DATED:  November 8, 2006